UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 	June 19, 2009


                       OAKRIDGE HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2009, Oakridge Holdings, Inc. (the "Company") entered into unwritten loan agreements with Robert Harvey, the Company's Chairman of the Board, Chief Executive Officer and Chief Financial Officer, and Robert Gregor, the Company's Secretary and Vice President of Sales and Marketing. Mr. Harvey loaned the Company $100,000 and Mr. Gregor loaned the Company $150,000 pursuant to the agreements. On July 21, 2009,
Mr. Harvey loaned the Company an additional $50,000. Each of the foregoing loans bears interest at the rate of 9% per annum, is unsecured, and is payable on demand.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                OAKRIDGE HOLDINGS, INC.


Date:  September 25, 2009             /s/ Robert C. Harvey

                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors